SUPPLEMENT DATED MAY 1, 2012
to
PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS EXTRA II, SUN LIFE FINANCIAL MASTERS I SHARE,
AND SUN LIFE FINANCIAL MASTERS ACCESS

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSEPCTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Invesco Van Kampen Mid Cap Value Fund that is available under your Contract.

On or about July 15, 2012, Invesco Van Kampen Mid Cap Value Fund will change its name to the Invesco Van Kampen American Value Fund.

Please retain this supplement with your prospectus for future reference.

Masters (US) 5/2012